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                                                                     EXHIBIT 4.1



                      TEMPORARY CERTIFICATE - EXCHANGEABLE
                      FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY


[NUMBER]                                                                [SHARES]
             [INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE]



                           CROWN MEDIA HOLDINGS, INC.


                                                             See Reverse for
                                                           Certain Definitions


                  COMMON STOCK PAR VALUE ONE CENT ($.01) EACH




                                   [SPECIMEN]



THIS IS TO CERTIFY THAT _______________________________ IS THE OWNER OF

______________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
DATED


__________________________________ [SEAL] ________________________________
                         SECRETARY                               PRESIDENT


                  (C) 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.
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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT........Custodian......
                                                         (Cust)          (Minor)
TEN ENT   - as tenants by the entireties    under Uniform Gifts to Minors
                                            Act........................
                                                    (State)
JT TEN    - as joint tenants with right of
          survivorship and not as tenants
          in common
          Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED             HEREBY SELL, ASSIGN AND TRANSFER UNTO
                  ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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------------------------------------------------------------------------- SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

----------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

          DATED
                -----------------------------------------
                      In presence of

                                                       -----------------------

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          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
     AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.